Exhibit 10.16
July 20, 2007
The Frost National Bank
777 Main Street, Suite 500
Fort Worth, Texas 76102
Attention: Mr. John S. Warren

Re:	Second Amendment to Amended and Restated Credit Agreement dated as of February 15, 2007 between Approach Resources I, LP, The Frost National Bank, as Administrative Agent, and the Lenders parties thereto
Gentlemen:
     Reference is hereby made to that certain Amended and Restated Credit Agreement dated as of February 15, 2007 between Approach Resources I, LP (“Borrower”), The Frost National Bank, as Administrative Agent (“Agent”), and the Lenders parties thereto, as amended by letter amendment dated June 14, 2007 among Borrower, Agent and Lenders (as amended thereby and hereby, the “Loan Agreement”). All capitalized terms herein shall have the meanings ascribed to them in the Loan Agreement.
     Pursuant to this letter amendment (the “Amendment”), Agent, Lenders and Borrower agree, effective as of July 20, 2007, to amend the Loan Agreement according to the terms and provisions set forth below.
     1. Amendment to Section 2(c). Section 2(c) of the Loan Agreement is amended as follows:
     A. The phrase “account of Borrower (the “Letters of Credit”)” in the fourth line of Section 2(c) of the Loan Agreement is deleted, and the phrase “account of Borrower or its Affiliate, Approach Oil & Gas Inc. (the “Letters of Credit,” inclusive of Letters of Credit issued for the account of Approach Oil & Gas Inc.)” is substituted therefor.
     B. The phrase “issued for the account of Borrower” beginning in the tenth line of Section 2(c) of the Loan Agreement is deleted and the phrase “issued for the account of Borrower or Approach Oil & Gas Inc., as applicable” is substituted therefor.
     2. Amendment to Section 2(d). Section 2(d) of the Loan Agreement is amended by deleting the phrase “Borrower shall execute and deliver” beginning in the fifth line of Section 2 (d) and substituting the phrase “Borrower or Approach Oil & Gas Inc. (if the Letter of Credit is issued for the account of Approach Oil & Gas Inc.) shall execute and deliver.”

     3. Ratification by Guarantors. Each Guarantor hereby ratifies and reaffirms all of its obligations under its Guaranty Agreement (the “Guaranty”) of Borrower’s obligations under the Loan Agreement, as amended hereby. Each Guarantor also hereby agrees that nothing in this Amendment shall adversely affect any right or remedy of Bank under the Guaranty and that the execution and delivery of this Amendment shall in no way change or modify its obligations as guarantor under the Guaranty. Although each Guarantor has been informed by Borrower of the matters set forth in this Amendment and such Guarantor has acknowledged and agreed to the same, such Guarantor understands that Bank has no duty to notify such Guarantor or to seek such Guarantor’s acknowledgment or agreement, and nothing contained herein shall create such a duty as to any transaction hereafter.
     4. Confirmation and Ratification. Except as affected by the provisions set forth herein, the Loan Agreement shall remain in full force and effect and is hereby ratified and confirmed by all parties. The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of the Bank under the Loan Agreement or the other Loan Documents.
     5. Reference to Loan Agreement. Each of the Loan Agreement and the Loan Documents, and any and all other agreements, documents or instruments now or hereafter executed and delivered pursuant to the terms hereof or pursuant to the terms of the Loan Agreement, as amended hereby, are hereby amended so that any reference in the Loan Agreement, the Loan Documents and such other documents to the Loan Agreement shall mean a reference to the Loan Agreement as amended hereby.
     6. Final Agreement. THE LOAN AGREEMENT, AS AMENDED BY THIS AMENDMENT, AND ALL PROMISSORY NOTES AND OTHER LOAN DOCUMENTS EXECUTED PURSUANT THERETO OR HERETO, REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.
     Please signify your acceptance to the foregoing terms and provisions by executing a copy of this Amendment at the space provided below.
[SIGNATURE PAGES TO FOLLOW]

Very truly yours, BORROWER: APPROACH RESOURCES I, LP, a Texas limited partnership
By:	Approach Operating LLC.,
a Delaware limited liability company, its general partner

By:	Approach Resources Inc.,
a Delaware corporation, its sole member

By:	/s/ J. Ross Craft
J. Ross Craft, President

GUARANTORS: APPROACH OPERATING, LLC, a Delaware limited liability company
By:	Approach Resources Inc., a Delaware corporation, its sole member

By:	/s/ J. Ross Craft
J. Ross Craft, President

APPROACH DELAWARE, LLC, a Delaware limited liability company
By:	Approach Resources Inc., a Delaware corporation, its sole member

By:	/s/ J. Ross Craft
J. Ross Craft, President

ACCEPTED AND AGREED TO
effective as of the date and year first above written:
AGENT:
THE FROST NATIONAL BANK

By:	/s/ John S. Warren
John S. Warren, Senior Vice President

LENDERS:
THE FROST NATIONAL BANK

By:	/s/ John S. Warren
John S. Warren, Senior Vice President

JPMORGAN CHASE BANK, NA

By:	/s/ Wm. Mark Cranmer
Wm. Mark Cranmer, Senior Vice President